BUSINESS ACQUISITIONS AND COMBINATIONS	6 Months Ended
Jun. 30, 2018
Business Combinations1 [Abstract]
BUSINESS ACQUISITIONS AND COMBINATIONS
BUSINESS ACQUISITIONS AND COMBINATIONS
The partnership accounts for business combinations using the acquisition method of accounting under IFRS 3, Business Combinations pursuant to which the cost of acquiring a business is allocated to its identifiable tangible and intangible assets and liabilities on the basis of the estimated fair values at the date of acquisition. Financial results of each transaction are included within the partnership’s condensed consolidated statements of income from the dates of each acquisition.

On April 20, 2018, the partnership acquired a 1.3 million square foot Class-A office park in Mumbai (“Mumbai Office Park”) that consists of four buildings for total cash consideration of $41 million (₨2,726 million). As of June 30, 2018, the valuation of the investment property acquired and assumed liability was still under evaluation by the partnership. Accordingly, the business combination has been accounted for on a provisional basis.

On April 12, 2018, the partnership acquired a 1.4 million square foot office building located in downtown Chicago (“175 West Jackson”), for total cash consideration of $35 million. As of June 30, 2018, the valuation of the investment property acquired and assumed liability was still under evaluation by the partnership. Accordingly, the business combination has been accounted for on a provisional basis.

On March 9, 2018, the partnership obtained control over Brookfield Global Real Estate Special Opportunities Inc. (“BGRESOI”) after converting its loan interest in the entity and becoming 100% common equity holder. The partnership’s investment in the subsidiary was accounted for as a joint venture prior to this date. The previous joint partner converted its common equity into preferred equity, which is accounted for as capital security on the partnership’s consolidated balance sheet. This acquisition was accounted for as a business combination through step acquisition in accordance with IFRS 3. The partnership recognized a gain of $190 million as a result of the recognition of a deferred tax asset upon acquisition of control that was not reflected in the carrying amount of the investment in BGRESOI prior to the business combination. As of June 30, 2018, the valuation of the investments and the related tax asset were still under evaluation by the partnership. Accordingly, the business combination has been accounted for on a provisional basis.

On February 26, 2018, the partnership acquired an owner and operator of a portfolio of serviced apartments across the United Kingdom and Europe (“UK Serviced Apartments”), for total consideration of £209 million ($287 million). The acquisition was funded with $193 million of cash, with the remainder funded through debt financing. During the second quarter of 2018, the partnership updated the purchase price allocation for the acquisition of UK Serviced Apartments and recognized property, plant and equipment of $247 million and intangible assets of $28 million. As of June 30, 2018, the valuation of the property, plant and equipment and intangible assets acquired and liabilities assumed were still under evaluation by the partnership. Accordingly, the business combination has been accounted for on a provisional basis.

On February 1, 2018, the partnership acquired a portfolio of 105 extended-stay hotel properties across the United States (“Extended-Stay Hotel Portfolio”), for total consideration of $764 million. The acquisition was funded with $169 million of cash, with the remainder funded through debt financing. As of June 30, 2018, the valuation of the property, plant and equipment acquired was still under evaluation by the partnership. Accordingly, the business combination has been accounted for on a provisional basis.

On February 1, 2018, the partnership acquired a portfolio of 15 student housing properties in the United Kingdom (“UK Student Housing IV”), for total consideration of £527 million ($752 million). The acquisition was funded with $194 million of cash, with the remainder funded through debt financing. As of June 30, 2018, the partnership completed the purchase price allocation for the acquisition. No material changes were made to the provisional purchase price allocations.

On January 5, 2018, the partnership along with Brookfield Premier Real Estate Partners Pooling LLC ("BPREP"), acquired a 25% and 75% interest, respectively, in 333 West 34th Street, a 350,000 square foot office building in Midtown New York (“333 West 34th Street”), for total consideration of $255 million. The acquisition was funded with $125 million of cash, with the remainder funded through debt financing. As of June 30, 2018, the valuation of the investment property acquired was still under evaluation by the partnership. Accordingly, the business combination has been accounted for on a provisional basis.

During the second quarter of 2018, the partnership completed the purchase price allocation for the acquisition of a 2.7 million square foot portfolio of office space in Mumbai, India (“Mumbai Office Portfolio”), which was provisional as of December 31, 2017. No material changes were made to the provisional purchase price allocations.

During the first quarter of 2018, the partnership completed the purchase price allocation for the acquisitions of two office buildings comprised of 400,000 square feet in San Jose, California (“Towers @ 2nd”), a 4.2 million square foot mixed-us office and retail complex (“Houston Center”) in Houston, Texas and a hotel in downtown Toronto, Canada (“Toronto Hotel”), which were provisional as of December 31, 2017. No material changes were made to the provisional purchase price allocations.

The following table summarizes the impact of significant business combinations during the six months ended June 30, 2018:

(US$ Millions)	Extended- Stay Hotel Portfolio	UK Student Housing IV	UK Serviced Apartments	333 West 34th Street	BGRESOI	Mumbai Office Park	175 West Jackson	Other	Total
Investment properties	$—	$742	$—	$255	$—	$369	$304	$1,289	$2,959
Property, plant and equipment	768	10	247	—	—	—	—	349	1,374
Goodwill	—	—	67	—	—	—	—	—	67
Intangible assets	—	—	28	—	—	—	—	—	28
Accounts receivable and other	7	45	8	—	370	5	21	95	551
Cash and cash equivalents	2	18	5	—	23	27	2	44	121
Total assets	777	815	355	255	393	401	327	1,777	5,100
Less:
Debt obligations	—	—	(10)	—	—	(315)	(274)	(197)	(796)
Accounts payable and other	(13)	(63)	(50)	—	(81)	(33)	(18)	(47)	(305)
Deferred tax liabilities	—	—	(8)	—	—	(12)	—	(4)	(24)
Non-controlling interests(1)	—	—	—	—	—	—	—	(52)	(52)
Net assets acquired	$764	$752	$287	$255	$312	$41	$35	$1,477	$3,923
Consideration(2)	$764	$752	$287	$255	$122	$41	$35	$1,452	$3,708
Transaction costs	$9	$7	$11	$1	$—	$1	$6	$23	$58

(1)
Includes non-controlling interests recognized on business combinations measured as the proportionate share of the fair value of the assets, liabilities and contingent liabilities on the date of acquisition.

(2)	Includes consideration paid with funds received from issuance of non-controlling interests to certain institutional investors in funds sponsored by Brookfield Asset Management.

In the period from each acquisition date to June 30, 2018, the partnership recorded revenue and net income in connection with these acquisitions of approximately $161 million and $35 million, respectively. If the acquisitions had occurred on January 1, 2018, the partnership’s total revenue and net income would have been $3,359 million and $2,089 million, respectively, for the six months ended June 30, 2018.

Transaction costs, which primarily relate to legal and consulting fees, are expensed as incurred in accordance with IFRS 3 and included in general and administrative expense on the consolidated income statement.